SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 25, 1999



                                  Datakey, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-11447                                            41-1291472
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            407 West Travelers Trail
                           Burnsville, Minnesota 55337
               (Address of Principal Executive Offices) (Zip Code)


                                  612-890-6850
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On October 25, 1999, Datakey, Inc. issued a press release announcing its financial results for the quarter ended October 2, 1999. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99.       Press release dated October 25, 1999.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 26, 1999

                                       DATAKEY, INC.



                                       By  /s/ Carl P. Boecher
                                           Carl P. Boecher
                                           President and Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  DATAKEY, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                           Commission File No.:
October 25, 1999                                                  0-11447


                                  DATAKEY, INC.



EXHIBIT NO.                ITEM

         99                Press Release dated October 25, 1999